SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 22, 2003

                       INTERNATIONAL SMART SOURCING, INC.

                      (FORMERLY CHINAB2BSOURCING.COM, INC.)
             (Exact name of registrant as specified in its charter)

           Delaware                       001-14753               11-3423157
(State or other jurisdiction of     (Commission File No.)       (IRS Employer
        incorporation)                                       Identification No.)

            320 Broad Hollow Road                                  11735
            Farmingdale, New York                                (Zip Code)
  (Address of principal executive offices)

       Registrant's telephone number, including area code: (631) 293-4650

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

                       Exhibit Index Located on Page: ___
                           Total Number of Pages: ___
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Item 4. Changes in Registrant's Certifying Accountant.

      On September 22, 2003, the Company engaged Marcum & Kliegman LLP ("MKLLP") as its independent accountant to audit the financial statements for the year ending December 26, 2003. The Company had previously engaged the services of MKLLP to review the interim financial statements of the Company in connection with the filing of Form 10Q-SB for the quarters ended March 31, 2003 and June 27, 2003. During the course of their review of the interim financial statements, MKLLP advised the Company on the future impact of SFAS 150. Prior to September 22, 2003, the Company did not consult with MKLLP regarding the application of any other accounting principles to a specified transaction, the type of audit opinion that might be rendered on the Company's financial statements, nor was there any matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S-B.

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                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 23, 2003

                                          INTERNATIONAL SMART SOURCING, INC.


                                          By:   /s/ DAVID HALE
                                              ---------------------------------
                                                David Hale
                                                President

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                                INDEX TO EXHIBITS

     Exhibit
       No.                                    Description

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